                            Joint Filer Information

Name of Joint Filer:                       Deerfield Partners, L.P.

Address of Joint Filer:                    345 Park Avenue South, 12th Floor
                                           New York, NY 10010

Relationship of Joint Filer to Issuer:     10% Owner, Director by Deputization

Issuer Name and Ticker or Trading Symbol:  DA32 Life Science Tech Acquisition
                                           Corp. [DALS]
Date of Event Requiring Statement:
(Month/Day/Year):                          08/05/2021

Name of Joint Filer:                       Deerfield Mgmt, L.P.

Address of Joint Filer:                    345 Park Avenue South, 12th Floor
                                           New York, NY 10010

Relationship of Joint Filer to Issuer:     10% Owner, Director by Deputization

Issuer Name and Ticker or Trading Symbol:  DA32 Life Science Tech Acquisition
                                           Corp. [DALS]
Date of Event Requiring Statement:
(Month/Day/Year):                          08/05/2021

Name of Joint Filer:                       Deerfield Management Company, L.P.

Address of Joint Filer:                    345 Park Avenue South, 12th Floor
                                           New York, NY 10010

Relationship of Joint Filer to Issuer:     10% Owner, Director by Deputization

Issuer Name and Ticker or Trading Symbol:  DA32 Life Science Tech Acquisition
                                           Corp. [DALS]
Date of Event Requiring Statement:
(Month/Day/Year):                          08/05/2021

Name of Joint Filer:                       James E. Flynn

Address of Joint Filer:                    345 Park Avenue South, 12th Floor
                                           New York, NY 10010

Relationship of Joint Filer to Issuer:     10% Owner, Director by Deputization

Issuer Name and Ticker or Trading Symbol:  DA32 Life Science Tech Acquisition
                                           Corp. [DALS]
Date of Event Requiring Statement:
(Month/Day/Year):                          08/05/2021